Exhibit 99.1

ENDEAVOR ANNOUNCES UFC® AND WWE® TO FORM

A $21+ BILLION GLOBAL LIVE SPORTS AND ENTERTAINMENT COMPANY

New, Publicly Listed Company to be 51% Owned by Endeavor and

49% by Existing WWE Shareholders

Endeavor to Contribute UFC into Company at Enterprise Value of $12.1 Billion

BEVERLY HILLS, Calif. and STAMFORD, Conn. (April 3, 2023) – Endeavor Group Holdings, Inc. (NYSE: EDR) (“Endeavor”) and World Wrestling Entertainment, Inc. (NYSE: WWE) (“WWE”) today announced that they have signed a definitive agreement to form a new, publicly listed company consisting of two iconic, complementary, global sports and entertainment brands: UFC and WWE. Upon close, Endeavor will hold a 51% controlling interest in the new company and existing WWE shareholders will hold a 49% interest in the new company.

Together, UFC and WWE will have global reach, impressive scale and omnichannel distribution. On a combined 2022 fiscal year-end basis, UFC and WWE achieved revenue of $2.4 billion and a 10% annual revenue growth rate since 2019.

“This is a rare opportunity to create a global live sports and entertainment pureplay built for where the industry is headed,” said Ariel Emanuel, CEO of Endeavor. “For decades, Vince and his team have demonstrated an incredible track record of innovation and shareholder value creation, and we are confident that Endeavor can deliver significant additional value for shareholders by bringing UFC and WWE together.”

“Given the incredible work that Ari and Endeavor have done to grow the UFC brand – nearly doubling its revenue over the past seven years – and the immense success we’ve already had in partnering with their team on a number of ventures, I believe that this is without a doubt the best outcome for our shareholders and other stakeholders,” said Vincent K. McMahon, Executive Chairman of WWE.

McMahon continued, “Together, we will be a $21+ billion live sports and entertainment powerhouse with a collective fanbase of more than a billion people and an exciting growth opportunity. The new company will be well positioned to maximize the value of our combined media rights, enhance sponsorship monetization, develop new forms of content and pursue other strategic mergers and acquisitions to further bolster our strong stable of brands. I, along with the current WWE management team, look forward to working closely with Ari and the Endeavor and UFC teams to take the businesses to the next level.”

The new company will be led by Emanuel (Chief Executive Officer), who will also continue in his role as Chief Executive Officer of Endeavor, McMahon (Executive Chairman of the Board) and Mark Shapiro, who will be President and Chief Operating Officer of both Endeavor and the new company. Dana White will continue in his role as President of UFC and Nick Khan will serve as President of WWE. The Board of Directors will consist of 11 members who will be appointed at a later date, six of whom will be appointed by Endeavor and five of whom by WWE.

Together, UFC and WWE expect to deliver an estimated $50 million to $100 million in annualized run rate cost synergies by leveraging, among other things, Endeavor’s back office and robust infrastructure. Endeavor also expects significant growth across revenue areas including domestic and international media rights, ticket sales and yield optimization, event operations, sponsorship, licensing and premium hospitality. Endeavor’s success at UFC, including increasing commercial opportunities that have driven more than 2x Adjusted EBITDA growth since its acquisition in late 2016, demonstrates the significant value creation opportunity and upside potential of having UFC and WWE under one roof.

Transaction Details and Approvals

The transaction values UFC at an enterprise value of $12.1 billion and WWE at an enterprise value of $9.3 billion. The transaction represents a contribution price of WWE of approximately $106 per share (before any post-closing dividend). Additionally, UFC and WWE will each contribute cash to the new company so that it holds approximately $150 million. At closing, Endeavor intends to sweep all excess cash at UFC, and shareholders of the new company (other than Endeavor) are expected to receive a post-closing dividend.

Under the terms of the transaction, existing WWE shareholders will roll all existing equity into the new entity that will be the parent company of UFC and WWE (“NewCo” until it is named at a later date) and intends to list on the New York Stock Exchange under the ticker symbol “TKO”. The listing of NewCo will expand the collective investor base to allow for broad market participation across Endeavor and NewCo.

The transaction has been unanimously approved by the Executive Committee of the Board of Directors of Endeavor and by the Board of Directors of WWE. The transaction is subject to the satisfaction of customary closing conditions, including receipt of required regulatory approvals. The transaction is expected to close in the second half of 2023.

This marks the successful conclusion of WWE’s strategic alternatives review process. WWE embarked on this process to take advantage of the company’s unique position in the entertainment ecosystem as well as the inflection point coming with its media rights renewals, both of which were widely recognized in the marketplace through this process.

Advisors

Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC are serving as financial advisors to Endeavor, and Latham & Watkins LLP is serving as legal advisor to Endeavor. The Raine Group is acting as lead financial advisor to WWE. J.P. Morgan and Moelis & Company LLC are also acting as financial advisors to WWE. The Raine Group, J.P. Morgan, and Moelis & Company LLC each rendered fairness opinions to the Board of Directors of WWE. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal advisor to WWE, and Kirkland & Ellis LLP is serving as legal advisor to WWE’s controlling stockholder, McMahon.

Webcast

Endeavor and WWE will make public a recorded audio webcast at 8:00 a.m. ET today discussing this transaction. The event and accompanying presentation materials can be accessed at investor.endeavorco.com or corporate.wwe.com/investors. The link to the webcast, as well as a recording, will also be available on those websites after the call concludes.

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About Endeavor

Endeavor is a global sports and entertainment company, home to many of the world’s most dynamic and engaging storytellers, brands, live events and experiences. The company is comprised of industry leaders including entertainment agency WME; sports, fashion, events and media company IMG; and premier mixed martial arts organization UFC. The Endeavor network specializes in talent representation, sports operations & advisory, event & experiences management, media production & distribution, experiential marketing and brand licensing.

About UFC®

UFC® is the world’s premier mixed martial arts organization (MMA), with more than 700 million fans and 228 million social media followers. The organization produces more than 40 live events annually in some of the most prestigious arenas around the world, while broadcasting to over 900 million TV households across more than 170 countries. UFC’s athlete roster features the world’s best MMA athletes representing more than 80 countries. The organization’s digital offerings include UFC FIGHT PASS®, one of the world’s leading streaming services for combat sports. UFC is owned by global sports and entertainment company Endeavor, and is headquartered in Las Vegas, Nevada. For more information, visit UFC.com and follow UFC at Facebook.com/UFC, Twitter, Snapchat, Instagram and TikTok: @UFC.

About WWE®

WWE, a publicly traded company (NYSE: WWE), is an integrated media organization and recognized leader in global entertainment. The Company consists of a portfolio of businesses that create and deliver original content 52 weeks a year to a global audience. WWE is committed to family-friendly entertainment on its television programming, premium live events, digital media, and publishing platforms. WWE’s TV-PG programming can be seen in more than 1 billion homes worldwide in 25 languages through world-class distribution partners including NBCUniversal, FOX Sports, BT Sport, Sony India and Rogers. The award-winning WWE Network includes all premium live events, scheduled programming and a massive video-on-demand library and is currently available in more than 180 countries. In the United States, NBCUniversal’s streaming service, Peacock, is the exclusive home to WWE Network. Additional information on WWE can be found at wwe.com and corporate.wwe.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains, and oral statements made from time to time by our representatives may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Endeavor and WWE, including statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, expected synergies, impacts and benefits of the potential transaction, projected financial information, future opportunities, expected cash distributions and other statements regarding NewCo’s and WWE’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Statements that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the expected market opportunity, growth, financial performance, realizable synergies and closing of the transaction. All statements other than statements of historical facts contained in this communication may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “outlook,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Endeavor and WWE management have based these forward-looking statements largely on their current expectations and projections about future events and financial trends that management believes may affect its business, financial condition and results of operations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: the transaction will not be consummated; there may be difficulties with the integration and in realizing the expected benefits of the transaction; Endeavor and WWE may need to use resources that are needed in other parts of its business to do so; there may be liabilities that are not known, probable or estimable at this time; the transaction may result in the diversion of management’s time and attention to issues relating to the transaction and integration; expected synergies and operating efficiencies attributable to the transaction may not be achieved within its expected time-frames or at all; there may be significant transaction costs and integration costs in connection with the transaction; the possibility that neither WWE nor Endeavor will have sufficient cash at close to distribute to shareholders (or that the amount of cash available for distribution will be less than what the parties expect); unfavorable outcome of legal proceedings that may be instituted against WWE and Endeavor following the announcement of the transaction; and risks inherent to the business may result in additional strategic and operational risks, which may impact Endeavor’s, NewCo’s and WWE’s risk profiles, which each company may not be able to mitigate effectively. In addition, a number of important factors could cause Endeavor’s or NewCo’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed in Part I, Item 1A “Risk Factors” in Endeavor’s or WWE’s respective Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as any such factors may be updated from time to time in its other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov, Endeavor’s investor relations site at investor.endeavorco.com and WWE’s investor relations site at https://corporate.wwe.com/. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, neither Endeavor nor WWE undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information For Investors And Stockholders

This communication is for informational purposes only and is not intended to, and does not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the transaction, NewCo expects to file a registration statement on Form S-4 with the SEC, which will include an information statement of WWE and a preliminary prospectus of NewCo. After the registration statement is declared effective, WWE will mail to its stockholders a definitive information statement that will form part of the registration statement on Form S-4. This communication is not a substitute for the information statement/prospectus or registration statement or for any other document that WWE may file with the SEC and send to its stockholders in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF WWE ARE URGED TO READ THE INFORMATION STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the information statement/prospectus (when available) and other documents filed with the SEC by WWE through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by WWE will be available free of charge on WWE’s website at https://corporate.wwe.com/.

Non-GAAP Financial Information

In addition to the financials presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release includes certain non-GAAP financial information. Non-GAAP metrics have limitations as analytical tools and you should not consider them in isolation or as a substitute for or superior to the most directly comparable financial measures prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of non-GAAP metrics versus their nearest GAAP equivalents. Other companies, including those in Endeavor’s and WWE’s industry, may calculate non-GAAP metrics differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non-GAAP metrics used in this press release as tools for comparison. Endeavor and WWE urge you to not rely on any single financial measure to evaluate the Company and its business. See the presentation available on Endeavor’s investor relations site at investor.endeavorco.com and WWE’s investor relations site at https://corporate.wwe.com for a reconciliation of these non-GAAP financial measures.

Investor Contacts:	Media Contacts:

For Endeavor	For Endeavor
James Marsh	Brunswick Group
investor@endeavorco.com	Endeavor@brunswickgroup.com

For WWE	For WWE
Seth Zaslow	Chris Legentil
seth.zaslow@wwecorp.com	chris.legentil@wwecorp.com